                    COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                            AND SECURITY AGREEMENT


     This Collateral Assignment, Patent Mortgage and Security Agreement (this "Assignment") is made as of the Nineteenth day of September, 1997 by and between SOUND SOURCE INTERACTIVE, INC. ("Assignor"), and SILICON VALLEY FINANCIAL SERVICES (a division of Silicon Valley Bank) ("Assignee").

                                   RECITALS

     A. Assignee has agreed to extend certain financial accommodations to Assignor pursuant to a Factoring Agreement dated September 19, 1997 (the "Factoring Agreement") and Assignor desired to obtain such financial accommodations from Assignee. Assignee's obligations are or will be secured, in part pursuant to the terms of the Factoring Agreement.

     B. In order to induce Assignee to extend financial accommodations under or amend the terms of the Factoring Agreement, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   Assignment, Patent Mortgage and Grant of Security Interest. As
          -----------------------------------------------------------
collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto
                                                      ---------
(collectively, the "Copyrights");

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto
                                                 ---------
(collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C
                                                                 ---------
attached hereto (collectively, the "Trademarks")

          (f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE FACTORING AGREEMENT.

     2.   Authorization and Request.  Assignor authorizes and requests that the
          --------------------------
Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

     3.   Covenants and Warranties. Assignor represents, warrants, covenants and
          -------------------------
agrees as follows:

          (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business.

          (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment.

          (c) During the term of this Assignment, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment;

          (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

          (e) Assignor shall promptly advise Assignee of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

          (f) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

          (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

          (h) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations of Assignee under the Factoring Agreement upon making the filings referred to in clause (i) below;

          (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S. or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder;

          (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

          (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

          (l) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

     4.   Assignee's Rights. Assignee shall have the right, but not the
          ------------------
obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5.   Inspection Rights. Assignor hereby grants to Assignee and its
          ------------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, and any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

     6.   Further Assurances; Attorney in Fact.
          -------------------------------------

          (a) On a continuing basis, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

          (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, upon Assignor's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including:

               (i) To modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

               (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

     7.   Events of Default. The occurrence of any of the following shall
          ------------------
constitute an Event of Default under the Assignment:

          (a)  An event of default occurs under the Factoring Agreement; or

          (b) Assignor breaches any warranty or agreement made by Assignor in this Assignment.

     8.   Remedies.  Upon the occurrence and continuance of an Event of Default,
          ---------
Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

     9.   Indemnity.  Assignor agrees to defend, indemnify and hold harmless
          ----------
Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Assignment, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

     10.  Reassignment. At such time as Assignor shall completely satisfy all of
          -------------
the obligations secured hereunder, Assignee shall execute and deliver to Assignor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

     11.  Course of Dealing.  No course of dealing, nor any failure to exercise,
          ------------------
nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12.  Attorneys' Fees. If any action relating to this Assignment is brought
          ----------------
by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

     13.  Amendments. This Assignment may be amended only by a written
          -----------
instrument signed by both parties hereto.

     14.  Counterparts.  This Assignment may be executed in two or more
          -------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     15.  California Law and Jurisdiction.  This Assignment shall be governed by
          --------------------------------
the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

     16.  Confidentiality.  In handling any confidential information, Assignee
          ----------------
shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (i) to the affiliates of the Assignee, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Assignor and have deliver a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Assignee.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

ADDRESS OF ASSIGNOR:                    ASSIGNOR:

26115 Mureau Rd., Suite B               SOUND SOURCE INTERACTIVE, INC.
Calabasas,  CA  91302-3126

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------



                          ALL-PURPOSE ACKNOWLEDGMENT

State of _______________________                                      CAPACITY CLAIMED BY SIGNER
County of ______________________
                                                                      [] INDIVIDUAL(S)
On _______________ before me, _______________________________,        [] CORPORATE__________
personally appeared _________________________________, [ ]            OFFICER(S)_________
personally known to me -OR- [ ] proved to me on the basis of          TITLE(S)
satisfactory evidence to the person(s) whose name(s) is/are           [] PARTNER(S)
subscribed to the within instrument and acknowledged to me that       [] ATTORNEY-IN-FACT
he/she/they executed the same in his/her/their authorized             [] TRUSTEE(S)
capacity(ies), and that by his/her/their signature(s) on the          [] SUBSCRIBING WITNESS
instrument the person(s), or the entity upon behalf of which the      [] GUARDIAN/CONSERVATOR
person(s) acted, executed the instrument.                             [] OTHER:______________

Witness my hand and official seal.                                    SIGNER IS REPRESENTING:
                                                                      NAME OF PERSON(S) OR ENTITY(IES)
                                                                      ___________________________________________

 __________________________________________
 SIGNATURE OF NOTARY

Exhibit "A" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated September 19, 1997.

                                  EXHIBIT "A"
                                  COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS
------------------------------

COPYRIGHT              REGISTRATION    DATE OF
DESCRIPTION               NUMBER       ISSUANCE
-----------            ------------    --------



SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
-------------------------------------------
                                                 FIRST DATE
COPYRIGHT      APPLICATION  DATE OF   DATE OF     OF PUBLIC
DESCRIPTION       NUMBER     FILING   CREATION  DISTRIBUTION
-----------    -----------  -------   --------  ------------



SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)
--------------------------------------------------------------------------------

                                                           DATE AND
                                                           RECORDATION
                                                           NUMBER
                                                           OF ASSIGNMENT TO
                                           ORIGINAL        ASSIGNOR (IF
                                           AUTHOR OR       ORIG. AUTHOR OR
                                           OWNER OF        OWNER OF
                            FIRST DATE     COPYRIGHT       COPYRIGHT
COPYRIGHT        DATE OF    OF             (IF DIFFERENT   IS DIFFERENT FROM
DESCRIPTION      CREATION   DISTRIBUTION   FROM ASSIGNOR   ASSIGNOR
-----------      --------   ------------   -------------   -----------------

Exhibit "B" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated September 17, 1997.

                                  EXHIBIT "B"
                                    PATENTS

PATENT
DESCRIPTION  DOCKET NO.  COUNTRY  SERIAL NO.    FILING DATE    STATUS
-----------  ----------  -------  ----------    -----------    ------

Exhibit "C" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated September 19, 1997.

                                  EXHIBIT "C"

                                  TRADEMARKS

TRADEMARK
DESCRIPTION  COUNTRY  SERIAL NO.    REG. NO    STATUS
-----------  -------  ----------    -------    ------

Exhibit "D" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated September 19, 1997.


                                  EXHIBIT "D"


                                   LICENSES


                   DESCRIPTION                          DATE
                   -----------                          ----